Exhibit 10.1

FIRST AMENDMENT TO THE

THIRD AMENDED AND RESTATED

AGREEMENT OF LIMITED PARTNERSHIP OF

XHR LP

DESIGNATION OF CLASS A PERFORMANCE LTIP UNITS

May 5, 2015

Pursuant to Section 4.02 and Article XI of the Third Amended and Restated Agreement of Limited Partnership of XHR LP (the “Partnership Agreement”), XHR GP, Inc., a Delaware corporation, as the General Partner (as defined in the Partnership Agreement), hereby amends the Partnership Agreement as follows in connection with the designation and issuance of Class A Performance LTIP Units (as defined below):

1. Defined Terms.

(a) Article I of the Partnership Agreement shall be amended to include the following defined terms, which shall be included in Article I based on the appropriate alphabetical ordering:

“Class A Performance LTIP Unitholder” means a Partner who holds Class A Performance LTIP Units issued pursuant to one or more Vesting Agreements.

“Class A Performance LTIP Unitholder Percentage Interest” shall have the meaning set forth in Section 13.02(d) hereof.

“Class A Performance LTIP Units” shall have the meaning set forth in Section 13.01 hereof.

“Class A Performance LTIP Units Sharing Percentage” means ten percent (10%).

“Vested Class A Performance LTIP Units” means Class A Performance LTIP Units that have vested under the terms of the applicable Vesting Agreement.

(b) The definition of “Percentage Interest” in Article I of the Partnership Agreement shall be deleted and replaced with the following definition:

“Percentage Interest” means the percentage determined by dividing the number of Common Units of a Partner by the sum of the number of Common Units of all Partners, treating LTIP Units (including Class A Performance LTIP Units), in accordance with Sections 4.04(a) and 13.02 hereof, as Common Units for this purpose, except as provided in section 13.02(d) hereof.

(c) The definition of “Vesting Agreement” in Article I of the Partnership Agreement shall be deleted and replaced with the following definition:

“Vesting Agreement” means each or any, as the context implies, agreement or instrument, other than this Agreement, entered into by an LTIP Unitholder (including a Class A Performance LTIP Unitholder) upon an acceptance of an award of LTIP Units (including Class A Performance LTIP Units) under the Equity Incentive Plan.

2. Designation. The Partnership Agreement is amended to include the following as Article XIII of the Partnership Agreement:

Article XIII

Class A Performance LTIP Units

13.01 Designation. A series of Partnership Units in the Partnership designated as the Class A Performance LTIP Units is hereby established. Pursuant to Section 4.02(a) hereof, the General Partner may from time to time issue Class A Performance LTIP Units to Persons who provide services to or for the benefit of the Partnership or as otherwise permitted by the Equity Incentive Plan, for such consideration or for no consideration as the General Partner may determine to be appropriate, and admit such Persons as Limited Partners. The number of Class A Performance LTIP Units shall be determined from time to time by the General Partner in accordance with the terms of the Equity Incentive Plan.

13.02 Terms. Each Class A Performance LTIP Unit that has become a Vested Class A Performance LTIP Unit shall be treated in the same manner as a Vested LTIP Unit that has no separate Class A Performance LTIP Unit designation with all of the rights, privileges and obligations attendant thereto and all references to Vested LTIP Units herein shall refer equally to Vested Class A Performance LTIP Units. During such time as any Class A Performance LTIP Unit has not become a Vested Class A Performance LTIP Unit, each such Class A Performance LTIP Unit shall be treated in the same manner as an Unvested LTIP Unit, and all references to an Unvested LTIP Unit herein shall refer equally to such Class A Performance LTIP Unit, except the following provisions shall apply:

(a) Distributions. The holder of a Class A Performance LTIP Unit shall not be entitled to receive any distributions with respect to such Class A Performance LTIP Unit, except (i) in accordance with Section 5.06 hereof and (ii) at such times as distributions are made with respect to Common Units pursuant to Section 5.02 hereof, a holder of a Class A Performance LTIP Unit on the applicable Partnership Record Date shall be entitled to receive a distribution with respect to such Class A Performance LTIP Unit in an amount equal to the product of the distribution per Class A Performance LTIP Unit payable to holders of Common Units on such Partnership Record Date with respect to such distribution multiplied by the Class A Performance LTIP Units Sharing Percentage.

(b) Allocations. The holder of a Class A Performance LTIP Unit shall not be entitled to receive allocations of Profit or Loss of the Partnership with respect to such Class A Performance LTIP Unit, other than (i) the special allocation of gain set forth in Section 5.01(g) hereof and the allocations set forth in Sections 5.01(c), 5.01(d), 5.01(e), and 5.01(f) hereof and (ii) allocations of Profit and Loss pursuant to Sections 5.01(a) and 5.01(b) hereof, treating, for purposes of such allocations, each Class A Performance LTIP Unit as a fraction of one outstanding Common Unit equal to one Common Unit multiplied by the Class A Performance LTIP Units Sharing Percentage.

(c) Conversion. Except as set forth below in this Sections 13.02(c)(i)-(iii) hereof, the provisions of Section 4.04(c)(v) and Section 4.05 hereof shall not apply with respect to such Class A Performance LTIP Unit:

(i) When a Class A Performance LTIP Unitholder is notified of the expected occurrence of an event that will cause such Class A Performance LTIP Unit to become a Vested Class A Performance LTIP Unit, such Class A Performance LTIP Unitholder may give the Partnership a Conversion Notice (with all references in the Conversion Notice to LTIP Units referring equally to Class A Performance LTIP Units) with respect to such Class A Performance LTIP Unit conditioned upon and effective as of the time of vesting, and such Conversion Notice, unless subsequently revoked by the Class A Performance LTIP Unitholder, shall be accepted by the Partnership subject to such condition.

(ii) Upon the expected occurrence of an event that will cause such Class A Performance LTIP Unit to become a Vested Class A Performance LTIP Unit, the Partnership may issue a Forced Conversion Notice (with all references in the Forced Conversion Notice to LTIP Units referring equally to Class A Performance LTIP Units) with respect to such Unit conditioned upon and effective on or after the time of vesting of such Unit.

(iii) In all cases, the conversion of such Class A Performance LTIP Unit in accordance with this Section 13.02(c) and pursuant to the applicable provisions of Section 4.05 hereof shall be subject to the conditions and procedures set forth in Section 4.05 hereof.

(d) Percentage Interests. Notwithstanding the designation of Percentage Interests in Exhibit A hereof, for the purposes set forth in subparagraphs (i) and (ii) below, the Percentage Interest of each Partner holding Class A Performance LTIP Units with respect to such Class A Performance LTIP Units shall equal the Percentage Interest of a Partner who holds an equivalent number of Common Units multiplied by the Class A Performance LTIP Units Sharing Percentage (the “Class A Performance LTIP Unitholder Percentage Interest”). Accordingly, Exhibit A hereof shall reflect two Percentage Interests for each Partner owning such Class A Performance LTIP Units, one which reflects the Percentage Interests assigned to such Class A Performance LTIP Units (treating such Class A Performance LTIP Unit as a Common Unit for this purpose) and one which reflects the Class A Performance LTIP Unitholder Percentage Interest. The Percentage Interest of each Partner who holds such Class A Performance LTIP Units, with respect to such Class A Performance LTIP Units, shall equal the Class A Performance LTIP Unitholder Percentage Interest for purposes of:

(i) The provisions of the Agreement regarding distributions to the Partners, except the distributions made in accordance with Section 5.06 hereof.

(ii) The provisions of the Agreement regarding the allocation of Income or Loss of the Partnership (or items thereof) with respect to the Class A Performance LTIP Units, other than the allocations set forth in Section 5.01(g) hereof and Sections 5.01(c), 5.01(d), 5.01(e), and 5.01(f) hereof.

3. Except as modified herein, all terms and conditions of the Partnership Agreement shall remain in full force and effect, which terms and conditions the General Partner hereby ratifies and confirms.

IN WITNESS WHEREOF, the undersigned has executed this First Amendment to the Partnership Agreement as of the date first set forth above.

GENERAL PARTNER:

XHR GP, INC., a Delaware corporation

By:	/s/ Marcel Verbaas
Name:	Marcel Verbaas
Title:	President

[Signature page for Amendment re: Class A Performance LTIP Units – May 2015]